UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 31, 2020 (August 28, 2020)
Date of Report (date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of Principal Executive Offices)			(Zip Code)
(844) 848-0137
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2020, DENTSPLY SIRONA Inc. (the “Company”) appointed Ranjit S. Chadha as the Chief Accounting Officer of the Company, as well as the principal accounting officer for purposes of the Company’s filings with the Securities and Exchange Commission, which appointment will be effective as of Mr. Chadha’s start date with the Company which will be on or about August 31, 2020.

Mr. Chadha, age 50, served at Leidos, a defense sector IT services company for four years, most recently as Senior Vice President (SVP), Corporate Financial Planning & Analysis (June 2019-March 2020) and prior to that as SVP-Corporate Controller (April 2016-May 2019). Prior to Leidos, Mr. Chadha spent six years at Computer Sciences Corporation (CSC) (now DXC Technology), a global IT services company, most recently as an Assistant Controller. Prior to CSC, he spent 17 years at PwC, including two years at the firm’s National Office Assurance Quality Group. Mr. Chadha is a Certified Public Accountant and a Chartered Accountant from India. He received his Bachelor of Science from St. Stephens College, Delhi University, India.

Pursuant to his employment letter, Mr. Chadha will be paid an annual base salary of $350,000 and a one-time sign-on bonus of $35,000 (subject to repayment under certain circumstances). Mr. Chadha will also be eligible to be considered for (i) a target annual bonus of 40% of his base salary (on a pro-rated basis for 2020) as part of and subject to the conditions of the Company’s Annual Incentive Plan, and (ii) an annual equity award with an expected grant date fair value of $250,000 (on a pro-rated basis for 2020). Additionally, Mr. Chadha is eligible to participate in the Company’s benefits programs for employees at his level.

Upon assumption by Mr. Chadha of his position as the Chief Accounting Officer, Jorge M. Gomez will cease to be the Company’s principal accounting officer and will continue in his position as the Company’s Executive Vice President and Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY SIRONA Inc.

Date: August 31, 2020	By:	/s/ Keith J. Ebling
Keith J. Ebling, Executive Vice President,
General Counsel and Secretary